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                                                                    EXHIBIT 99.1


                           CONSENT OF PETER J. SMITH


         The undersigned hereby consents, pursuant to Rule 438 of the Securities Act of 1933, as amended, to the reference to him under the caption, "MANAGEMENT - Directors and Executive Officers," in the Prospectus which is part of this Registration Statement on Form S-1.


                                                       /s/ Peter J. Smith


Pittsburg, Pennsylvania
March 17, 2000